                                                                   Exhibit 10.14

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT made as of this 25th day of November, 1998 between VerticalNet, Inc., a Pennsylvania corporation (the "Company") and each of the undersigned (together with their respective affiliates and any assignee or transferee of all of their respective rights hereunder (the "Investors")).

                               R E C I T A L S:

     A. The Company has issued to the Investors certain Convertible Notes dated November 25, 1998 in the aggregate principal amount of $5,000,000 (the "Notes") and certain Common Stock Purchase Warrants dated November 25, 1998 to purchase an aggregate of 160,000 shares of Common Stock (the "Warrants");

     B. The Company and the Investor desire to enter into this Registration Rights Agreement to provide for registration rights with respect to the Common Stock underlying the Notes and the Warrants.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Investors hereby agree as follows:


                                   ARTICLE I
                              CERTAIN DEFINITIONS
                              -------------------

     Section 1. As used in this Agreement, the following terms shall have the following meanings:

          1.1.  Commission means the Securities and Exchange Commission, or any
                ----------
other federal agency at the time administering the Securities Act and the Exchange Act.

          1.2.  Common Stock means (i) the Company's Common Stock, $0.01 par
                ------------
value, as authorized on the date of this Agreement, (ii) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies or in the absence of any provision to the contrary in the Company's Articles of Incorporation, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency or provision), and (iii) any other securities into which or for which any of the securities described in (i) or
(ii) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          1.3.  Exchange Act means the Securities Exchange Act of 1934, or any
                ------------
similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          1.4.  Holders has the meaning set forth in Section 2.1.
                -------

          1.5.  Initial Public Offering means the first underwritten public
                -----------------------
offering of Common Stock of the Company for the account of the Company and offered on a "firm commitment" or "best efforts" basis pursuant to an offering registered under the Securities Act with the Commission on Form S-1 or its then equivalent.

          1.6.  Person means an individual, corporation, partnership, limited
                ------
liability company, joint venture, trust or unincorporated organization or a government or any agency or political subdivision thereof.

          1.7.  Prior Purchase Agreements means (i) the Preferred Stock Purchase
                -------------------------
Agreement by and between the Company and Internet Capital Group, L.L.C., dated as of September 12, 1996, (ii) the Preferred Stock Purchase Agreement by and between the Company and Internet Capital Group, L.L.C., dated as of July 18, 1997, (iii) the Subscription Agreement by and between the Company and Robert Lessin, dated as of October 10, 1997 and (iv) the Series D Preferred Stock Purchase Agreement by and among the Company and the Purchasers (as defined therein), dated as of May 8, 1998.

          1.8.  Registrable Securities means (i) any shares of Common Stock
                ----------------------
issued upon conversion of the Notes owned by any Investor and (ii) any shares of Common Stock issued upon exercise of the Warrants owned by any Investor;

provided, however, that shares of Common Stock which are Registrable Securities
--------  -------
shall cease to be Registrable Securities upon the consummation of any sale pursuant to a registration statement, Section 4(i) of the Securities Act or Rule 144 under the Securities Act.

          1.9.  Securities Act means the Securities Act of 1933, or any similar
                --------------
federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                                  ARTICLE II
                              REGISTRATION RIGHTS
                              -------------------

     Section 2.1. Piggyback Registration. If at any time after the Initial
                  ----------------------
Public Offering, the Company shall determine to register for its own account or the account of others under the Securities Act (including pursuant to a demand for registration of any shareholder of the Company) any of its equity securities, other than on Form S-8 or Form S-4 or their then equivalents relating to shares of

Common Stock to be issued solely in connection with any acquisition of any entity or business or shares of Common Stock issuable in connection with stock option or other employee benefit plans, it shall send to each holder of Registrable Securities, including each holder who has the right to acquire Registrable Securities, written notice of such determination and, if within fifteen (15) days after receipt of such notice, such holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Registrable Securities such holder requests to be registered, except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in the registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Securities with respect to which such holder has requested inclusion hereunder; provided, however, that all
                                               --------  -------
shares of Common Stock, or capital stock of the Company convertible into Common Stock, that have been granted registration rights pursuant to the terms of any of the Prior Purchase Agreements that are permitted to be included have been included that have been requested inclusion in such registration; provided,
                                                                  --------
further, however, that the Company shall not so exclude any Registrable
-------  -------
Securities unless it has first excluded any securities (other than Registrable Securities) to be offered and sold by directors, officers or other employees of the Company or by holders who do not have contractual, incidental rights to include such securities (collectively, "Excludable Shares"); and provided,
                                                                 --------
further, however, that if all requested Registrable Securities are included in
-------  -------
such registration, that as between the Company and holders of Registrable Securities, in no event shall the Registrable Securities included in such offering be limited to less than twenty-five percent (25%) of the aggregated shares offered. Any exclusion of Registrable Securities shall be made pro rata among the Investors (or their assigns) seeking to include such shares, in proportion to the number of such shares sought to be included by such Investors (or their assigns). No incidental right under this Section 2.1 shall be construed to limit any registration required under Section 2.2. The obligations of the Company under this Section 2.1 may be waived at any time upon the written consent of holders of sixty percent (60%) in interest of the Notes and shall expire on the tenth anniversary following the consummation of an Initial Public Offering.

     Section 2.2. Demand Registrations.  If on any occasion one or more holders
                  --------------------
of at least sixty percent (60%) of the outstanding principal amount of the Notes shall notify the Company in writing that it or they intend to offer or cause to be offered for public sale at least thirty percent (30%) of the Registrable Securities, the Company will so notify all holders of Registrable Securities, including all holders who have a right to acquire Registrable Securities. Upon written request of any holder given within fifteen (15) days after the receipt by such holder from the Company of such notification, the Company will use its best efforts to cause such of the Registrable Securities as may be requested by any holder thereof (including the holder or holders giving the initial notice of intent to offer) to be registered under the Securities Act as expeditiously as possible. The Company shall not be required to effect more than one registration during any twelve (12) month period pursuant to this Section 2.2 and two such registrations in the aggregate. If the Company determines to include shares to be sold by it or by other selling shareholders in any registration request pursuant to this Section 2.2, such registration shall be deemed to have been a "piggy back" registration under Section 2.1, and not a "demand" registration under this Section 2.2 if the holders of Registrable Securities are unable to include in any such registration statement eighty-five percent (85%) of the Registrable Securities initially requested for inclusion in such registration statement. The Company shall not be required to effect a registration pursuant to this Section 2.2 unless the minimum market value of any offering and registration of Registrable Securities made pursuant thereto is at least $1,000,000, before calculation of underwriting discounts and commissions. The holders of Registrable Securities may not exercise their rights under this
Section 2.2 until 90 days after the effectiveness of any registration statement covering the Initial Public Offering.

     Section 2.3. Registrations on Form S-3.  In addition to the rights
                  -------------------------
provided the holder of Registrable Securities in Sections 2.1 and 2.2 above, if the registration of Registrable Securities under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the Commission), then upon the written request of one or more holders of at least sixty percent (60%) of outstanding principal amount of the Notes, the Company will so notify each holder of Registrable Securities, including each holder who has a right to acquire Registrable Securities, and then will, as expeditiously as possible, use its best efforts to effect qualification and registration under the Securities Act on Form S-3 of all or such portion of the Registrable Securities as the holder or holders shall specify; provided, however, the Company shall not be
                                 --------  -------
required to effect a registration pursuant to this Section 2.3 unless the market value of the Registrable Securities to be sold in any such registration shall be estimated to be at least $500,000 at the time of filing such registration statement, and further provided that the Company shall not be required to effect more than one (1) registration during any twelve (12) month period pursuant to this Section 2.3.

     Section 2.4. Effectiveness.  The Company will use its best efforts to
                  -------------
maintain the effectiveness for up to 90 days (or such shorter period of time as the underwriters need to complete the distribution of the registered offering, or one year in the case of a "shelf" registration statement on Form S-3) of any registration statement pursuant to which any of the Registrable Securities are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. The Company will also provide each holder of Registrable Securities with as many copies of the prospectus contained in any such registration statement as it may reasonably request.

     Section 2.5. Registration Expenses. In the case of each registration
                  ---------------------
effected under Section 2.1, 2.2 or 2.3, the Company shall bear all reasonable costs and expenses of each such registration on behalf of the selling holders of Registrable Securities, including, but not limited to, the Company's printing, legal and accounting fees and expenses, Commission and NASD filing fees and "Blue Sky" fees and expenses and the reasonable fees and disbursements (such fees not to exceed $25,000) of one counsel for the selling holders of Registrable Securities in connection with the registration of their Registrable Securities; provided, however, that the Company shall have no obligation to pay
            --------  -------
or otherwise bear any portion of the underwriters' commissions or discounts attributable to the Registrable Securities being offered and sold by the holders of the Registrable Securities, or the fees and expenses of more than one counsel for the selling holders of Registrable Securities in connection with the registration of the Registrable Securities. The Company shall pay all expenses of the holders of the Registrable Securities in connection with any registration initiated pursuant to this Article II which is withdrawn, delayed or abandoned at the request of the Company, except if such withdrawal, delay or abandonment is caused by the fraud, material misstatement or omission of a material fact by a holder of Registrable Securities to be included in such registration.

     Section 2.6. Further Obligations of the Company.   Whenever under the
                  ----------------------------------
preceding Sections of this Article II, the Company is required hereunder to register Registrable Securities, it agrees that it shall also do the following:

          (a) Furnish to each selling holder such copies of each preliminary and final prospectus and such other documents as said holder may reasonably request to facilitate the public offering of its Registrable Securities;

          (b) Use its best efforts to register or qualify the Registrable Securities covered by said registration statement under the applicable securities or "blue sky" laws of such jurisdictions as any selling holder may reasonably request; provided, however, that the Company shall not be obligated to qualify to do business in any jurisdictions where it is not then so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;

          (c) Furnish to each selling holder a signed counterpart, addressed to the selling holders, of

               (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and

               (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities, to the extent that the Company is required to deliver or cause the delivery of such opinion or "comfort" letters to the underwriters in an underwritten public offering of securities;

          (d) Permit each selling holder of Registrable Securities or his counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them;

          (e) Furnish to each selling holder of Registrable Securities a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering of securities;

          (f) Use its best efforts to insure the obtaining of all necessary approvals from the National Association of Securities Dealers, Inc.; and

          (g) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement covering the Initial Public Offering, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

     Whenever under the preceding Sections of this Article II the holders of Registrable Securities are registering such shares pursuant to any registration statement, each such holder agrees to (i) timely provide to the Company, at its request, such information and materials as it may reasonably request in order to effect the registration of such Registrable Securities and (ii) convert all shares of Preferred Stock included in any registration statement to shares of Common Stock, such conversion to be effective at the closing of such offering pursuant to such registration statement.

     Section 2.7  Approval of Underwriter.  Any managing underwriter engaged in
                  -----------------------
any registration made pursuant to Section 2.2 shall be a nationally recognized firm requiring the approval in writing of the holders of a majority of the Registrable Securities requesting such registration and the consent of the Company, which consent shall not be unreasonably withheld or delayed.

     Section 2.8. "Lock-Up" Agreement.
                  -------------------

          (a)   Initial Public Offering.  Each holder of Registrable Securities
                -----------------------
agrees, if so requested by the Company and an underwriter of Common Stock or other securities of the Company, not to sell, grant any option or right to buy or sell, or otherwise transfer or dispose of in any manner, whether in privately-negotiated or open-market transactions, any Common Stock or other securities of the Company held by it during the 90-day period following the effective date of a registration statement filed pursuant to the Initial Public Offering, provided that:

                (i) Such agreement shall apply only to the Initial Public Offering; and

                (ii) All holders of Registrable Securities, any other security holders whose securities are included in such registration statement, and all officers, directors and Key Employees of the Company shall also enter into similar agreements.

     Such "lock-up" agreement shall be in writing and in form and substance satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares subject to the foregoing restrictions until the end of said 90-day period. No holder of Registrable Securities shall be so restricted unless all holders are similarly and proportionately restricted.

          (b)  Lock-Up after Initial Public Offering.  Each holder of

               -------------------------------------
Registrable Securities agrees that in the event the Company proposes to offer for sale to the public any of its equity securities after the Initial Public Offering, and (1) if such holder of Registrable Securities is an "affiliate" of the Company (for example, because a general partner of a Purchaser is a director of the Company) or otherwise holds beneficially or of record ten percent (10%) or more of the outstanding equity securities of the Company; and (2) if requested by the Company and an underwriter of Common Stock or other securities of the Company; and (3) if all other "affiliates" and such 10% stockholders similarly situated are requested by the Company and such underwriter to sign, and actually do sign, any "Lock-Up Agreement" (as described herein), then it will not sell, grant any option or right to buy or sell, or otherwise transfer or dispose of in any manner, to the public in open market transactions, any Common Stock or other securities of the Company held by it during the 90-day period following the effective date of the registration statement of the Company filed under the Securities Act. The Company agrees that it will sign a Lock-Up Agreement upon substantially similar terms and conditions in the event of a registration effected pursuant to Sections 2.2 or 2.3 hereof. Such agreements shall be in writing and in form and substance reasonably satisfactory to the holder of Registrable Securities, the Company and such underwriter and pursuant to customary and prevailing terms and conditions.

     The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions until the end of said 90-day period.

     Section 2.9. Mergers, Etc.  The Company shall not, directly or indirectly,
                  ------------
enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to Registrable Securities shall be deemed to be references to the securities which the Investor would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization; provided, however, that the provisions of this Section 2.9 shall
                --------  -------
not apply in the event of any merger, consolidation, or reorganization in which the Company is not the surviving corporation if all stockholders are entitled to receive in exchange for their Registrable Securities consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or
(iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

     Section 2.10.Limitations on Subsequent Registration Rights. From and after
                  ---------------------------------------------
the date of this Agreement, the Company shall not, without the prior written consent of the holders of at least a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder of any securities of the Company the right to require the Company to initiate any registration of any securities of the Company. Any right given by the Company to any holder or prospective holder of the Company's securities in connection with the registration of securities, shall be conditioned such that it shall be consistent with the provisions and with the rights of the holder provided in this

Agreement. This Section 2.10 shall not limit the right of the Company to enter into any agreements with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities owned by such holder if such rights are subordinate to the rights of a holder of Registrable Securities.


                                  ARTICLE III
                                INDEMNIFICATION
                                ---------------

     Section 3.1. Indemnification of Holder of Registrable Securities.  In the
                  ---------------------------------------------------
event that the Company registers any of the Registrable Securities under the Securities Act, the Company will indemnify and hold harmless each holder and each underwriter of the Registrable Securities (including their officers, directors, affiliates and partners) so registered (including any broker or dealer through whom such shares may be sold) and each Person, if any, who controls such holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, as incurred, and, except as hereinafter provided, will reimburse each such holder, each such underwriter and each such controlling Person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, as incurred, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless (i) such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by any such holder of Registrable Securities (in the case of indemnification of such holder), any such underwriter (in the case of indemnification of such underwriter) or any such controlling Person (in the case of indemnification of such controlling person) expressly for use therein, or unless (ii) in the case of a sale directly by such holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such holder of Registrable Securities to engage in a distribution solely on behalf of such holder of Registrable Securities), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus copies of which were delivered to such holder of Registrable Securities or such underwriter on a timely basis, and such holder of Registrable Securities failed to deliver a copy of the final or amended prospectus at or prior to the confirmation for the sale of the Registrable Securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

     Promptly after receipt by any holder of Registrable Securities, any underwriter or any controlling Person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such holder of Registrable Securities, or such underwriter or such controlling Person, as the case may be, will notify the Company in writing of the commencement thereof (provided, that failure to so notify the Company shall not relieve the Company from any liability it may have hereunder) and, subject to the provisions hereinafter stated, the Company shall be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such holder of Registrable Securities, such underwriter or such controlling Person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company.

     Such holder of Registrable Securities, any such underwriter or any such controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel subsequent to any assumption of the defense by the Company shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized in writing by the Company. The Company shall not be liable to indemnify any Person for any settlement of any such action effected without the Company's written consent. The Company shall not, except with the approval of each party being indemnified under this Section 3.1, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

     In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which any holder of Registrable Securities exercising rights under this Article III, or any controlling Person of any such holder, makes a claim for indemnification pursuant to this Section
3.1 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 3.1 provides for indemnification in such case, then, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of Registrable Securities on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Securities on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     Section 3.2. Indemnification of Company.  In the event that the Company
                  --------------------------
registers any of the Registrable Securities under the Securities Act, each holder of the Registrable Securities so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed or otherwise participated in the preparation of the registration statement, each underwriter of the Registrable Securities so registered (including any broker or dealer through whom such of the shares may be sold) and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling Person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Securities expressly for use therein; provided, however, that such holder's obligations hereunder shall be limited to an amount equal to the proceeds received by such holder of Registrable Securities sold in such registration.

     Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such holder of Registrable Securities, the Company will notify such holder of Registrable Securities in writing of the commencement thereof (provided, that failure to so notify such holder shall not relieve such holder from any liability it may have hereunder), and such holder of Registrable Securities shall, subject to the provisions hereinafter stated, be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such holder of Registrable Securities. The Company and each such director, officer, underwriter or controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel subsequent to any assumption of the defense by such holder of Registrable Securities shall not be at the expense of such holder of Registrable Securities unless employment of such counsel has been specifically authorized in writing by such holder of Registrable Securities. Such holder of Registrable Securities shall not be liable to indemnify any Person for any settlement of any such action effected without such holder's written consent.

     In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which the Company exercising its rights under this Article III, makes a claim for indemnification pursuant to this
Section 3.2, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this Section 3.2 provides for indemnification, in such case, then, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of Registrable Securities on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Securities on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case,
(A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.


                                  ARTICLE IV
                           EXCHANGE ACT REGISTRATION
                           -------------------------

     Section 4.1  Exchange Act Registration.  If the Company at any time shall
                  -------------------------
list any class of equity securities of the type which may be issued upon the conversion of the Preferred Stock on any national securities exchange and shall register such class of equity securities under the Exchange Act, the Company will, at its expense, simultaneously list on such exchange and maintain such listing of, the Common Stock. If the Company becomes subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, the Company will use its best efforts to timely file with the Commission such information as the Commission may require under either of said Sections; and in such event, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to such Common Stock. The Company shall furnish to any holder of Registrable Securities forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and (iii) such other reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any such Registrable Securities without registration. After the occurrence of the Initial Public Offering, the Company agrees to use its best efforts to facilitate and expedite transfers of the Shares pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Shares.

                                   ARTICLE V
                        TRANSFER OF REGISTRATION RIGHTS
                        -------------------------------

     Section 5.1  Transfer of Registration Rights.  The rights to register
                  -------------------------------
securities granted by the Company under this Agreement may be assigned by any holder of the Registrable Securities provided that (i) any assignee or transferee of the Registrable Securities acquires at least ten percent (10%) of the Registrable Securities purchased by the Investor on the date hereof and is not a competitor of the Company, or is a general or limited partner or officer or director of the Investor or its affiliates, including, but not limited to, their immediate family, irrevocable trusts for estate planning purposes and personal representatives;; (ii) such transfer may otherwise be and is effected in accordance with applicable securities laws; and (iii) such assignee or transferee agrees in writing to be bound by all of the provisions of this Agreement.


                                  ARTICLE VI
                                 MISCELLANEOUS
                                 -------------

     Section 6.1. No Waiver; Cumulative Remedies. No failure or delay on the
                  ------------------------------
part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. These remedies are cumulative and not exclusive of any remedies provided by law.

     Section 6.2. Amendments, Waivers and Consents.  Any provision in this
                  --------------------------------
Agreement to the contrary notwithstanding, and except as hereafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company (i) shall obtain consent thereto in writing from the holder or holders of at least a majority in interest of the then outstanding principal amount of the Notes and (ii) shall deliver copies of such consent in writing to any holders who did not execute such consent; provided,
                                                                    ---------
that, no consents shall be effective to reduce the percentage in interest of the
----
Notes the consent of the holders of which is required under this Section 6.2. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 6.3. Addresses for Notices.  All notices, requests demands and
                  ---------------------
other communications required by this Agreement shall be in writing (including telegraphic communication) and mailed, telegraphed or delivered to each applicable party at the address set forth in Exhibit 6.3 hereto or at such other
                                             -----------
address any party may inform the party in writing in compliance with this Section.

     All such notices, requests, demands and other communications shall, when mailed (which mailing must be accomplished by first class mail, postage prepaid, electronic facsimile transmission, express overnight courier service, or registered mail, return receipt requested) or telegraphed, and shall be considered to be delivered three (3) days after dispatch.

     Section 6.4. Binding Effect; Assignment.  This Agreement shall bind and
                  --------------------------
inure to the benefit of the parties and their respective heirs, successors and assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein without the prior written consent of the holders of at least a majority in interest of the Registrable Securities.

     Section 6.5. Prior Agreements.  This Agreement constitutes the entire
                  ----------------
agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

     Section 6.6. Severability.  The provisions of this Agreement are severable
                  ------------
and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement, for any reason, is invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, but this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

     Section 6.7. Governing Law TC{ REF _Ref423758297 \r\h\00 Jurisdiction and
                  -------------------------------------------
Venue"\f C\1 "2". This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, and without giving effect to choice of law provisions.

     Section 6.8. Damages.  The Company recognizes and agrees that the holder
                  -------
of Registrable Securities will not have an adequate remedy if the Company fails to comply with this Article V and that damages may not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the holder of Registrable Securities or any other Person entitled to the benefits of this Article V requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Article V.

     Section 6.9. Headings.  Article, section and subsection headings in this
                  --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 6.10.Counterparts.  This Agreement may be executed in any number
                  ------------
of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 6.11.Further Assurances.  From and after the date of this
                  ------------------
Agreement, on the request of any party, the other parties shall execute and deliver such instruments documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

     IN WITNESS, the undersigned have executed this Registration Rights Agreement as the day and year first above written.



CHANA SASHA FOUNDATION

By:  /s/ Morris Wolfson
     --------------------------------
Name:  Morris Wolfson
     --------------------------------
Title:  President
     --------------------------------

INTERNET CAPITAL GROUP L.L.C.

By:  /s/ Walter W. Buckley
     --------------------------------
Name:  Walter W. Buckley
     --------------------------------
Title:  President & CEO
     --------------------------------

SMART TECHNOLOGY VENTURES LLC

By:  /s/ David Nazarian
     --------------------------------
Name:  David Nazarian
     --------------------------------
Title:  Chief Investment Officer
     --------------------------------

WHEATLEY FOREIGN PARTNERS, L.P.

By: Wheatley Partners, LLC, General Partner

By:   /s/ Jonathan Lieber
     --------------------------------
Name:  Jonathan Lieber
     --------------------------------
Title:  Vice President
     --------------------------------

WOLFSON EQUITIES

By:  /s/ Aaron Wolfson
     --------------------------------
Name:  Aaron Wolfson
     --------------------------------
Title:   General Partner
     --------------------------------

   /s/ Aaron Wolfson
-------------------------------------
AARON WOLFSON


VERTICALNET, INC.

By:  /s/ Gene S. Godick
     --------------------------------
Name:  Gene S. Godick
     --------------------------------
Title:  Vice President Finance and CFO
     --------------------------------

ENERTECH CAPITAL PARTNERS, L.P.

By:   /s/ David Lincoln
     --------------------------------
Name:  David Lincoln
     --------------------------------
Title:  Managing Director
     --------------------------------

LAMBROS, L.P.

By:  /s/
     --------------------------------
Name:
     --------------------------------
Title:  President, Lambros Mngt., G.P.
     --------------------------------

SOUTH FERRY BUILDING COMPANY

By:  /s/ Abraham Wolfson
     --------------------------------
Name:  Abraham Wolfson
     --------------------------------
Title:   General Partner
     --------------------------------

WHEATLEY PARTNERS, L.P.

By: Wheatley Partners, LLC, General Partner

By:  /s/ Jonathan Lieber
     --------------------------------
Name:  Jonathan Lieber
     --------------------------------
Title: Vice President
     --------------------------------

/s/  Eli Levitin
-------------------------------------
ELI LEVITIN